Exhibit 31.4
CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002
I, Jonathan Kennedy, certify that:
1. I have reviewed this report on Form 10-K/A of Natus Medical Incorporated; and
2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Date:	March 12, 2018

/s/ Jonathan A. Kennedy
Jonathan A. Kennedy
Executive Vice President
and Chief Financial Officer